UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2009

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, WI 53222

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 12, 2009, the Board of Directors of Briggs & Stratton Corporation (the “Company”) approved amendments to the Company’s existing Rights Agreement between the Company and National City Bank, as Rights Agent, dated as of August 7, 1996, as previously amended by an amendment dated as of November 25, 2002 and an amendment dated as of August 9, 2006 (the “Rights Agreement”).

The material amendments to the Rights Agreement that the Board approved on August 12, 2009 (i) modified the definition of “Beneficial Owner” and “beneficial ownership” of Common Shares of the Company to include in a person’s beneficial ownership, among other things, Common Shares of the Company beneficially owned by a counterparty under certain derivatives contracts to which such person is a party; (ii) reduced the redemption price for the Common Share Purchase Rights (“Rights”) issued pursuant to the Rights Agreement to $.001 per Right; and (iii) extended the term of the Rights Agreement by changing the scheduled expiration date from October 18, 2009 to October 17, 2012. As a consequence of the modification described in clause (i), the Rights beneficially owned by an Acquiring Person that become null and void include Rights associated with Common Shares of the Company beneficially owned by a counterparty under certain derivatives contracts, if any, to which the Acquiring Person is a party. The Rights Agreement defines an “Acquiring Person” as any person who, together with its affiliates and associates, shall be the beneficial owner of 20% or more of the outstanding Common Shares of the Company, subject to certain exceptions.

The Rights Agreement, as amended through August 12, 2009, is filed herewith as Exhibit 4.1. The foregoing description of the Rights Agreement and changes to the terms of the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 4.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Rights Agreement, dated as of August 7, 1996 (as amended through August 12, 2009) between Briggs & Stratton Corporation and National City Bank [Incorporated by reference to Exhibit (4.1) to Amendment No. 2 to the Registration Statement on Form 8-A/A of Briggs & Stratton Corporation dated as of August 17, 2009 (Commission File No. 001-1370)]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2009

BRIGGS & STRATTON CORPORATION

/s/ James E. Brenn
By:	James E. Brenn
Senior Vice President and Chief Financial Officer
Duly Authorized Officer

Exhibit Index

Exhibit No.	Description
4.1	Rights Agreement, dated as of August 7, 1996 (as amended through August 12, 2009) between Briggs & Stratton Corporation and National City Bank [Incorporated by reference to Exhibit (4.1) to Amendment No. 2 to the Registration Statement on Form 8-A/A of Briggs & Stratton Corporation dated as of August 17, 2009 (Commission File No. 001-1370)]

4